UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

BRILLIANT N.E.V. CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-213698	30-0944559
(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

7 Jinsha East Road, Yacha Town, Baisha Li Autonomous County, Hainan Province, China

(Address of principal executive offices)

Registrant’s telephone number, including area code: +86-189-1098-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.01 Changes in Control of Registrant.

On June 5, 2026, the Company was advised by its transfer agent that certain private transfers of the Company's common stock had been recorded on the books of the Company's transfer agent. As a result of such transfers, Guangzhe Su, the Company's former controlling stockholder, transferred substantially all of his shares of the Company's common stock and retained two (2) shares, representing less than 0.01% of the Company's outstanding common stock. Prior to the transfers, Mr. Su beneficially owned approximately 52.06% of the Company's outstanding common stock. The shares were transferred in private transactions to multiple transferees. The transferred shares remain restricted securities, and the Company has been advised that no restrictive legends were removed in connection with the transfers.

As a result of the disposition by Mr. Su of his controlling block of shares and his resignation from all officer and director positions, the Company experienced a change in control within the meaning of Item 5.01 of Form 8-K.

Following the transfers, the beneficial ownership of the Company's outstanding common stock was as follows:

Holder	Before Transfer	After Transfer
Guangzhe Su	52.06%	Less than 0.01%
Xiangying Meng	18.55%	9.34%
Fusheng Lei	9.05%	9.05%
Meillon Equity Transfer Agency Services Ltd.	20.25%	20.25%
Yan Li	0%	10.00%
Yang Liu	0%	10.00%
Fuzhan Su	0%	8.00%
Jingtao Wu	0%	7.00%
Chenghua Liu	0%	5.00%
Ximing He	0%	9.96%
Guangli Lei	0%	3.91%

Mr. Meng is the spouse of Guangli Lei, who beneficially owns approximately 3.91% of the Company's outstanding common stock. Guangli Lei is the sister of Fusheng Lei, who beneficially owns approximately 9.05% of the Company's outstanding common stock. Meillon Equity Transfer Agency Services Ltd., which beneficially owns approximately 20.25% of the Company's outstanding common stock, is controlled by Fusheng Lei. The foregoing percentages are based upon information provided by the Company's transfer agent as of June 5, 2026 and are subject to rounding.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Effective June 5, 2026, Guangzhe Su resigned from all positions with the Company, including as Chairman of the Board, Chief Executive Officer and director. Mr. Su's resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Effective June 5, 2026, Jingtao Wu, Chenghua Liu and Fuzhan Su resigned as directors of the Company. None of such resignations resulted from any disagreement with the Company regarding its operations, policies, practices, financial statements, accounting matters or disclosures.

Effective June 5, 2026, Xiangying Meng was appointed Chairman of the Board and Chief Executive Officer of the Company. Mr. Meng will continue to serve as the Company's Chief Financial Officer. Meng Xiangying, age 47, has served as the Chief Financial Officer of the Company since 2020. With over 20 years of extensive experience in accounting, corporate operations and capital markets, he possesses substantial expertise in financial management, corporate internal control, investment and financing, and public company operations. As Chief Financial Officer of the Company, Mr. Meng has been responsible for establishing and maintaining the Company's financial management systems, overseeing financial reporting and compliance, coordinating capital allocation, leading investment and financing activities, and participating in strategic planning and business development.

There are no arrangements or understandings between Mr. Meng and any other person pursuant to which Mr. Meng was appointed Chairman of the Board or Chief Executive Officer, except as disclosed in this Current Report. Except for the ownership and family relationships described under Item 5.01 above, there are no family relationships between Mr. Meng and any director or executive officer of the Company. There are no transactions involving Mr. Meng requiring disclosure under Item 404(a) of Regulation S-K.

Effective June 5, 2026, Yang Liu was appointed as a director of the Company.

Yang Liu, age 44, has over ten years of experience in financial control and administrative management, with extensive expertise in corporate budget management, investment and financing risk control, asset safety management and administrative system optimization. Since September 2020, he has served as Deputy General Manager of Beijing Maomaoxing Cultural Entertainment Co., Ltd., where he improved and refined multiple internal management systems and contributed to the enhancement of the company's compliance operations. The Company believes Mr. Liu's financial and administrative experience will provide valuable support to the Company's governance and operations.

Effective June 5, 2026, Yong Yang was appointed as a director of the Company.

Yong Yang, age 40, has approximately ten years of experience in corporate management and full-chain business operations, including management standardization, quality control, operational efficiency and execution management. From 2020 through 2023, he worked for a leading manufacturing enterprise in China, where he participated in operational initiatives that improved efficiency and reduced costs. Since October 2023, he has served as General Manager of Nanning Luowen Zhixiang Property Management Co., Ltd., overseeing overall operations and management. The Company believes Mr. Yang's management and operational experience will contribute to the Company's strategic development and execution.

There are no family relationships between Yang Liu or Yong Yang and any director or executive officer of the Company, and there are no transactions involving either individual requiring disclosure under Item 404(a) of Regulation S-K.

Following the foregoing actions, the Board of Directors consists of Xiangying Meng, Yang Liu and Yong Yang.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 5, 2026, the Board of Directors and stockholders holding a majority of the voting power of the Company approved (i) a change of the Company's corporate name from Brilliant N.E.V. Corp. to Origin Tea Inc. and (ii) a one-for-eight (1-for-8) reverse stock split of the Company's common stock.

On June 7, 2026, the Company filed a Certificate of Amendment and a Certificate Pursuant to NRS 78.209 with the Nevada Secretary of State to implement such actions.

The name change and reverse stock split will become effective under Nevada law at 12:01 a.m. on June 22, 2026.

The reverse stock split will proportionately reduce the number of issued and outstanding shares of common stock. The reverse stock split will also proportionately reduce the number of authorized shares of common stock from 345,000,000 shares to 43,125,000 shares. No fractional shares will be issued in connection with the reverse stock split. Fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

The name change, reverse stock split and anticipated trading symbol change will not become effective in the market until processed by FINRA. The Company intends to file the required corporate action notice with FINRA pursuant to Rule 6490 and to take all related actions required by FINRA, the Nevada Secretary of State, the Company's transfer agent and other service providers.

Item 8.01 Other Events.

On June 5, 2026, the Board of Directors approved the Company's proposed business direction in the tea industry. The Company has incorporated Origin Tea Industry Limited, a Hong Kong corporation, and Origin Tea Industry Limited has incorporated Hainan Origin Enterprise Management Co., Ltd., a wholly foreign-owned enterprise in the People's Republic of China, to pursue current and planned tea-related business operations. The Company expects to provide additional disclosure regarding its tea-related operations as such operations develop.

On June 5, 2026, the Board of Directors and stockholders holding a majority of the voting power of the Company also approved a private placement financing program intended to provide working capital for the Company's tea-related business operations, sourcing activities, brand development, distribution activities, acquisitions and general corporate purposes. The Company may conduct one or more future securities offerings in reliance upon available exemptions from registration under the Securities Act of 1933, as amended. As of the date of this Current Report, no securities have been issued pursuant to such authorization.

Effective June 5, 2026, the Company relocated its principal executive offices to 7 Jinsha East Road, Yacha Town, Baisha Li Autonomous County, Hainan Province, People's Republic of China.

The Board also authorized the Company to apply for a new trading symbol, expected to be "OTEA," subject to availability and FINRA approval. The Board further authorized management to engage a market maker to submit a Form 211 with FINRA in connection with quotation eligibility and the Company's trading symbol process. There can be no assurance that FINRA will process the requested corporate actions, that the requested symbol will be assigned, or that any market maker will submit or obtain clearance of a Form 211.

The Company does not believe that the filing of this Current Report alone causes the Company to cease being a shell company. The Company will continue to evaluate its shell-company status based upon its assets, operations and applicable SEC rules.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment filed with the Nevada Secretary of State effecting the Company's name change to Origin Tea Inc.
3.2	Certificate Pursuant to NRS 78.209 filed with the Nevada Secretary of State effecting the Company's one-for-eight (1-for-8) reverse stock split and proportional reduction of authorized shares.
10.1	Written Consent of the Board of Directors dated June 5, 2026.
10.2	Written Consent of Stockholders Holding a Majority of the Voting Power of the Company dated June 5, 2026.
17.1	Resignation Letter of Guangzhe Su dated June 5, 2026.
17.2	Resignation Letter of Jingtao Wu dated June 5, 2026.
17.3	Resignation Letter of Chenghua Liu dated June 5, 2026.
17.4	Resignation Letter of Fuzhan Su dated June 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIANT N.E.V. CORP.

By: /s/ Xiangying Meng

Name: Xiangying Meng

Title: Chairman of the Board, Chief Executive Officer and Chief Financial Officer

Date: June 8, 2026